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                                  EXHIBIT 10.3

                      FIFTH AMENDMENT TO AGREEMENT FOR THE
                        PURCHASE AND SALE OF REAL ESTATE


         This Fifth Amendment To Agreement for the Purchase and Sale of Real Estate ("Amendment") dated this 27th day of September, 1996 by and between CAROLINA INVESTMENT PARTNERS, LIMITED PARTNERSHIP, a North Carolina limited partnership, ADA CORPORATION OF NORTH CAROLINA, a North Carolina corporation (hereinafter referred to collectively as "Seller"), and WELLINGTON CENTER ASSOCIATES, LLC, a North Carolina limited liability company (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H:


         WHEREAS, Seller and Churchill & Banks, Ltd, a Rhode Island corporation (predecessor-in-interest to Purchaser), as Purchaser, entered into that certain Agreement for the Purchase and Sale of Real Estate dated April 20, 1995 (the "Purchase Agreement"), as amended by that certain First Amendment to Agreement for the Purchase and Sale of Real Estate dated August 9, 1995 (the "First Amendment"), and that certain Second Amendment to Agreement for the Purchase and Sale of Real Estate dated April 19, 1996 (the "Second Amendment"), and that certain Third Amendment to Agreement for the Purchase and Sale of Real Estate dated September 10, 1996 (the "Third Amendment"), and that certain Fourth Amendment to Agreement for the Purchase and Sale of Real Estate dated September ___, 1996 (the "Fourth Amendment"; the Purchase Agreement, First Amendment, Second Amendment, Third Amendment and Fourth Amendment shall hereinafter sometimes be referred to collectively as the "Agreement"), for the purchase and sale of approximately 17.1745 acres of real property located in Cary, Wake County, North Carolina, as the same is more particularly described in the Agreement; and

         WHEREAS, Seller and Purchaser have agreed to extend the date of the Initial Closing (as defined in the Third Amendment) and to otherwise amend the Agreement upon the terms and conditions set forth hereinbelow.

         NOW, THEREFORE, for and in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller agree as follows:

         1. Section 1(A) of the Third Amendment is hereby amended to reflect that the Initial Closing shall be held on or before September 26, 1996.





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         2.      Section 3 of the Third Amendment is hereby amended to reflect that all earnest money deposits previously delivered by Purchaser which by the terms of the Agreement are to apply to the Purchase Price of the Property (unless otherwise defined herein, all capitalized terms shall have the same meaning that they are given in the Agreement), which sum is $125,000.00, shall, with the exception of $100.00 of such sums (the "Outparcel Deposit"), be credited (together with interest earned thereon) to the purchase of the Main Site. The Outparcel Deposit shall be credited to the Outparcel Purchase Price at the final Outparcel Closing.

         3. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

         4. This Amendment shall be construed under and in accordance with the laws of the State of North Carolina.

         Except as herein expressly modified, all of the terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

                                        PURCHASER:

                                        WELLINGTON CENTER ASSOCIATES, LLC

                                        By:/s/
(SEAL)                                     -----------------------------
                                            Manager

                                        SELLER:

                                        CAROLINA INVESTMENT PARTNERS,
                                        LIMITED PARTNERSHIP


                                        BY:/s/
                                           -----------------------------
                                             General Partner

                                        ADA CORPORATION OF NORTH CAROLINA


ATTEST:

/s/
-----------------------
------ Secretary
(Corporate Seal)

                                        By:/s/
                                           -------------------------
                                           ---------- President





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